                                                                   Exhibit 4 (d)


================================================================================



                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                                       AND

                            THE TOLEDO EDISON COMPANY

                       -----------------------------------

                                  $720,000,000

                      7.19% SERIES A SECURED NOTES DUE 2000
                      7.67% SERIES A SECURED NOTES DUE 2004
                      7.13% SERIES A SECURED NOTES DUE 2007

                      7.19% SERIES B SECURED NOTES DUE 2000
                      7.67% SERIES B SECURED NOTES DUE 2004
                      7.13% SERIES B SECURED NOTES DUE 2007

                       -----------------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                               DATED JUNE 13, 1997

                       -----------------------------------


                            THE CHASE MANHATTAN BANK

                                     Trustee



================================================================================

            FIRST SUPPLEMENTAL INDENTURE, dated June 13, 1997, among THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, a corporation duly organized and existing under the laws of the State of Ohio (herein called "Cleveland Electric"), having its principal office at 6200 Oak Tree Boulevard, Independence, Ohio 44131, THE TOLEDO EDISON COMPANY, a corporation duly organized and existing under the laws of the State of Ohio (herein called "Toledo Edison"), having its principal office at 300 Madison Avenue, Toledo, Ohio 43652, and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (herein called the "Trustee") under the Indenture dated as of June 13, 1997 between the Companies and the Trustee (the "Indenture").

                            RECITALS OF THE COMPANIES

            The Companies have executed and delivered the Indenture to the Trustee to provide for the issuance from time to time of their securities (the "Securities"), said Securities to be issued in one or more series as in the Indenture provided. Unless otherwise defined in Article III hereof, capitalized terms used herein shall have the meaning ascribed to such terms in the Indenture.

            Pursuant to the terms of the Indenture, the Companies desire to provide for the establishment of six new series of their Securities to be known as their 7.19% Series A Secured Notes due 2000 (herein called the "Initial 2000 Notes"), 7.67% Series A Secured Notes due 2004 (herein called the "Initial 2004 Notes") and 7.13% Series A Secured Notes due 2007 (herein called the "Initial 2007 Notes" and, together with the Initial 2000 Notes and the Initial 2004 Notes, the "Initial Notes") and, if and when issued pursuant to a Registered Exchange Offer, 7.19% Series B Secured Notes due 2000 (herein called the "Exchange 2000 Notes"), 7.67% Series B Secured Notes due 2004 (herein called the "Exchange 2004 Notes") and 7.13% Series B Secured Notes due 2007 (herein called the "Exchange 2007 Notes" and, together with the Exchange 2000 Notes and the Exchange 2004 Notes, the "Exchange Notes" and, together with the Initial Notes, the "Notes"), the form and substance of such Notes and the terms, provisions, and conditions thereof to be set forth as provided in the Indenture and this First Supplemental Indenture.

            All things necessary to make this First Supplemental Indenture a valid agreement of each Company, and to make the Notes, when executed by each Company and authenticated and delivered by the Trustee, the valid joint and several obligations of each Company, have been done.

            NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes and the terms, provisions, and conditions thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE I.

                                GENERAL TERMS AND
                             CONDITIONS OF THE NOTES

            SECTION I.01 ESTABLISHMENT OF NOTES.

            (a) INITIAL NOTES. There shall be and are hereby authorized three series of Securities as follows:


==================================================================================================
                       DESIGNATION                                    PRINCIPAL AMOUNT
                       -----------                                    ----------------
--------------------------------------------------------------------------------------------------
          7.19% Series A Secured Notes due 2000                         $220,000,000
--------------------------------------------------------------------------------------------------
          7.67% Series A Secured Notes due 2004                         $350,000,000
--------------------------------------------------------------------------------------------------
          7.13% Series A Secured Notes due 2007                         $150,000,000
==================================================================================================

The Initial Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on the following dates:


=====================================================================================================================
                         SERIES                                                   MATURITY DATE
                         ------                                                   -------------
---------------------------------------------------------------------------------------------------------------------
                   Initial 2000 Notes                                             July 1, 2000
---------------------------------------------------------------------------------------------------------------------
                   Initial 2004 Notes                                             July 1, 2004
---------------------------------------------------------------------------------------------------------------------
                   Initial 2007 Notes                                             July 1, 2007
=====================================================================================================================

The Initial Notes are being offered and sold by the Companies pursuant to the Placement Agreement and shall be issued in the form of registered Initial Notes without interest coupons. Principal of and interest on the Initial Notes will be payable, the transfer of Initial Notes will be registrable and Initial Notes will be exchangeable for Exchange Notes bearing identical terms and provisions (except with respect to transfer restrictions), at the office or agency of the Companies in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Companies by check mailed to the registered holder at such address as shall appear in the Security Register.

            (b) EXCHANGE NOTES. There shall be and are hereby authorized three series of Securities as follows:


==================================================================================================
                       DESIGNATION                             PRINCIPAL AMOUNT
                       -----------                             ----------------
--------------------------------------------------------------------------------------------------
          7.19% Series B Secured Notes due 2000                  $220,000,000
--------------------------------------------------------------------------------------------------
          7.67% Series B Secured Notes due 2004                  $350,000,000
--------------------------------------------------------------------------------------------------
          7.13% Series B Secured Notes due 2007                  $150,000,000
==================================================================================================

The Exchange Notes are issuable only in exchange for the Initial Notes in the Registered Exchange Offer, as described in the Registration Agreement. The Exchange Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on the following dates:

=====================================================================================================================
                         SERIES                                                          MATURITY DATE
                         ------                                                          -------------
---------------------------------------------------------------------------------------------------------------------
                   Exchange 2000 Notes                                                   July 1, 2000
---------------------------------------------------------------------------------------------------------------------
                   Exchange 2004 Notes                                                   July 1, 2004
---------------------------------------------------------------------------------------------------------------------
                   Exchange 2007 Notes                                                   July 1, 2007
=====================================================================================================================

            SECTION I.02 FORM OF INITIAL NOTES, GLOBAL NOTES AND DEFINITIVE
NOTES.

            (a) FORM OF INITIAL NOTES. The Initial Notes shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this First Supplemental Indenture.

            (b) GLOBAL NOTES.

            (i) Initial Notes offered and sold to a QIB in reliance on Rule 144A under the Securities Act ("Rule 144A"), as provided in the Placement Agreement, shall be issued initially in the form of one or more permanent global securities in definitive, fully registered form without interest coupons with the global notes legend and the restricted notes legend set forth in Exhibit A hereto (each, a "Restricted Global Note"), which shall be deposited on behalf of the Purchasers with the Trustee, at its New York office, as Securities Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Companies and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of each Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, as hereinafter provided.

            (ii) Initial Notes offered and sold in reliance on Regulation S under the Securities Act ("Regulation S"), as provided in the Placement Agreement, shall be issued initially in the form of one or more permanent global securities in definitive, fully registered form without interest coupons with the global notes legend and the restricted notes legend set forth in Exhibit A hereto (each, a "Regulation S Global Note" and, together with the Restricted Global Notes, the "Global Notes"), which shall be deposited on behalf of the Purchasers with the Trustee, at its New York office, as Securities Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Companies and authenticated by the Trustee as hereinafter provided. Prior to the 40th day after the Closing Date, beneficial interests in the Regulation S Global Note may only be held for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Cedel Bank ("Cedel"). Following the 40th day after the Closing Date, beneficial interests in the Regulation S Global Note may be held through Euroclear, Cedel or other participants having accounts at the Depository. The aggregate principal amount of each Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, as hereinafter provided.

            (iii) Members of, or participants in, the Depository ("Agent Members") shall have no rights under this First Supplemental Indenture or the Indenture with respect to any Global Note held on their behalf by the Depository or by the Trustee as the Securities Custodian or under such Global Note, and the Depository may be treated by the Companies, the Trustee and any agent of the Companies or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Companies, the Trustee or any agent of the Companies or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

            (iv) The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel shall be applicable to interests in the Regulations S Global Notes that are held by Agent Members through Euroclear or Cedel. The Trustee shall have no obligation to notify Holders of any such procedures or to monitor or enforce compliance with the same.

            (c) DEFINITIVE NOTES. Except as provided in this Section 1.02 or
Article II, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Initial Notes. Purchasers of Initial Notes who are Institutional Accredited Investors and are not QIBs and did not purchase Initial Notes sold in reliance on Regulation S will receive Definitive Notes; PROVIDED, HOWEVER, that upon transfer of such Definitive Notes to a QIB or in accordance with Regulation S, such Definitive Notes will, unless the relevant Global Note has previously been exchanged, be exchanged for an interest in a Global Note pursuant to the provisions of Article II.

            SECTION I.03 INTEREST ON THE INITIAL NOTES.

            (a) THE INITIAL 2000 NOTES. Each Initial 2000 Note will bear interest at the rate of 7.19% per annum from June 18, 1997 until the principal thereof is paid or duly provided for, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, payable on January 1 and July 1 of each year, commencing on July 1, 1997 to the Person in whose name such Initial 2000 Note or any predecessor Initial Note is registered, at the close of business on the December 15 or June 15 next preceding such interest payment date; provided, however, that the record date for the interest payment due on July 1, 1997 shall be June 25, 1997 and provided further that the interest payable at maturity will be payable to the Person to whom principal shall be payable. Interest on each Initial 2000 Note will cease to accrue upon the exchange of such Note for an Exchange 2000 Note, and if the record date for the interest payment date next following that exchange occurs after that exchange, the accrued and unpaid interest on that Initial 2000 Note will be payable to the Person in whose name such Exchange 2000 Note is registered on that record date. Each Initial 2000 Note will bear Additional Interest as and to the extent required under and in accordance with Section 1.03(f) hereof.

            (b) THE INITIAL 2004 NOTES. Each Initial 2004 Note will bear interest at the rate of 7.67% per annum from June 18, 1997 until the principal thereof is paid or duly provided for, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, payable on January 1 and July 1 of each year, commencing on July 1, 1997 to the Person in whose name such Initial 2004 Note or any predecessor Initial Note is registered, at the close of business on the December 15 or June 15 next preceding such interest payment date; provided, however, that the record date for the interest payment due on July 1, 1997 shall be June 25, 1997 and provided further that the interest payable at maturity will be payable to the Person to whom principal shall be payable. Interest on each Initial 2004 Note will cease to accrue upon the exchange of such Note for an Exchange 2004 Note, and if the record date for the interest payment date next following that exchange occurs after that exchange, the accrued and unpaid interest on that Initial 2004 Note will be payable to the Person in whose name such Exchange 2004 Note is registered on that record date. Each Initial 2004 Note will bear Additional Interest as and to the extent required under and in accordance with Section 1.03(f) hereof.

            (c) THE INITIAL 2007 NOTES. Each Initial 2007 Note will bear interest at the rate of 7.13% per annum from June 18, 1997 until the principal thereof is paid or duly provided for, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, payable on January 1 and July 1 of each year, commencing on July 1, 1997 to the Person in whose name such Initial 2007 Note or any predecessor Initial Note is registered, at the close of business on the December 15 or June 15 next preceding such interest payment date; provided, however, that the record date for the interest payment due on July 1, 1997 shall be June 25, 1997 and provided further that the interest payable at maturity will be payable to the Person to whom principal shall be payable. Interest on each Initial 2007 Note will cease to accrue upon the exchange of such Note for an Exchange 2007 Note, and if the record date for the interest payment date next following that exchange occurs after that exchange, the accrued and unpaid interest on that Initial 2007 Note will be payable to the Person in whose name such Exchange 2007 Note is registered on that record date. Each Initial 2007 Note will bear Additional Interest as and to the extent required under and in accordance with Section 1.03(f) hereof.

            (d) DEFAULTED INTEREST ON THE INITIAL NOTES. Any interest installment on the Initial Notes not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on the Regular Record Date, and may be paid to the Person in whose name the Initial Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice of which shall be given to the registered holders of the Initial Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Initial Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

            (e) CALCULATION OF INTEREST ON THE INITIAL NOTES. The amount of interest or Additional Interest payable for any period on the Initial Notes will be computed on the basis of a 360 day year of twelve 30-day months. In the event that any date on which interest or Additional Interest is payable on the Initial Notes is not a Business Day, then payment of interest or Additional Interest payable on such date will be made on the next preceding day that is a Business Day.

            (f) ADDITIONAL INTEREST UNDER CERTAIN CIRCUMSTANCES. (i) Additional interest (the "Additional Interest") with respect to the Initial Notes will accrue as follows if any of the following events occurs (each event identified in clause (A), (B) or (C) below, a "Failure to Register"):

            (A) If by the 150th day after the date of the original issue of the Initial Notes (that date of issue, the "Closing Date"), neither the Exchange Offer Registration Statement nor a Shelf Registration Statement has been filed with the Commission;

            (B) If by the 180th day after the Closing Date, the Registered Exchange Offer is not consummated and, if required in lieu thereof, the Shelf Registration Statement is not declared effective by the Commission; or

            (C) If, after the 180th day after the Closing Date, and after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective, (1) that Registration Statement thereafter ceases to be effective prior to completion of the Exchange Offer or the sale of all the Transfer Restricted Notes registered pursuant to the Shelf Registration Statement, as the case may be; or (2) that Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Notes during the periods specified in the Registration Agreement (except as permitted in paragraph
      (ii) of this paragraph (f)) because either (x) any event occurs as a result of which the related prospectus forming part of that Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or
      (y) it shall be necessary to amend that Registration Statement, or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

            Additional Interest shall accrue on the Initial Notes of each series over and above the interest set forth in the title of the Initial Notes of that series from and including the date on which any such Failure to Register shall occur to but excluding the date on which all such Failures to Register have been cured, at a rate of 0.50% per annum.

            (ii) A Failure to Register referred to in Section 1.03(f)(i)(C) is deemed not to be continuing in relation to a Registration Statement or the related prospectus if (A) that Failure to Register has occurred solely as a result of (x) the filing of a post-effective amendment to that Registration Statement to incorporate annual audited financial information with respect to the Companies, when such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) the occurrence of other material events or developments with respect to the Companies or their Affiliates that would need to be described in that Registration Statement or the related prospectus, and (B) in the case of clause
(y), the Companies are proceeding promptly and in good faith to amend or supplement that Registration Statement and related prospectus to describe those events or, in the case of material developments that the Companies determine in good faith must remain confidential for business reasons, the Companies are proceeding promptly and in good faith to take such steps as are necessary so that those developments need no longer remain confidential, but in any case, if any Failure to Register (including any referred to in clause (x) or (y), above) continues for a period in excess of 45 days, Additional Interest will be payable in accordance with the above paragraph from the day following the last day of that 45-day period until the date on which that Failure to Register is cured.

            (iii) Any Additional Interest payable will be payable on the regular interest payment dates with respect to the Initial Notes, in the same manner as the manner in which regular interest is payable. The amount of Additional Interest for any period will be determined by multiplying the applicable Additional Interest rate by the principal amount of the applicable Initial Notes, multiplied by a fraction, the numerator of which is the number of days that Additional Interest rate was applicable during that period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

            (iv) For all purposes of the Indenture, this First Supplemental Indenture and the Initial Notes, the Trustee is permitted to assume for all purposes that Additional Interest is not due in respect of an Initial Note until such time as the Company shall deliver an Officer's Certificate to the Trustee stating that Additional Interest is due in respect of one or more series of Initial Notes (such Officer's Certificate to also state the date on which Additional Interest began to accrue). Upon receipt of such an Officer's Certificate, the Trustee is permitted to assume for all purposes that Additional Interest shall be due as set forth in such Officer's Certificate until such time as such Officer's Certificate shall be superseded by a subsequent Officer's Certificate pursuant to this Section 1.03 stating that Additional Interest is no longer due in respect of the Initial Notes (such Officer's Certificate to also state the date on which Additional Interest ceased to accrue). Absent receipt by it of an Officer's Certificate specifying that Additional Interest has begun accruing or an Officer's Certificate that Additional Interest is no longer accruing, the Trustee shall not be charged with knowledge of such matters unless a Responsible Officer of the Trustee assigned to the Corporate Trustee Administration of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge that a Failure to Register has occurred and is continuing, or has been cured, as applicable.

            SECTION I.04 THE EXCHANGE NOTES. The Exchange Notes shall be substantially in the form of, and contain the terms and provisions set forth in, Exhibit B hereto, which is hereby incorporated in and expressly made a part of this First Supplemental Indenture. The Trustee shall authenticate and deliver Exchange Notes of any series for issue only in a Registered Exchange Offer pursuant to the Registration Agreement, for a like principal amount of Initial Notes of the series bearing interest at the same rate, in each case pursuant to a Company Order. Such Company Order shall specify the series and the amount of the Exchange Notes to be authenticated and the date on which the original issue of such Exchange Notes is to be authenticated. Prior to authenticating and delivering Exchange Notes pursuant to this Section 1.04, the Trustee may request that the Companies deliver an Officer's Certificate and/or an Opinion of Counsel stating that the Exchange Notes are being issued pursuant to an effective registration statement in accordance with the Registration Agreement. Except as provided in the Indenture, the aggregate principal amount of Notes outstanding at any time may not exceed (x) $220,000,000 with respect to the Initial 2000 Notes and the Exchange 2000 Notes,
(y) $350,000,000 with respect to the Initial 2004 Notes and the Exchange 2004 Notes and (z) $150,000,000 with respect to the Initial 2007 Notes and the Exchange 2007 Notes. If an Exchange Note is authenticated and delivered in exchange for an Initial Note between a record date for the payment of interest on that Initial Note and the related interest payment date, the interest that accrues on such Exchange Note from the date of authentication thereof to that interest payment date shall be payable to the Person in whose name such Exchange Note was issued on its issuance date.

            SECTION I.05 INTEREST ON THE EXCHANGE NOTES.

            (a) THE EXCHANGE 2000 NOTES. Each Exchange 2000 Note will bear interest at the rate of 7.19% per annum from its date of authentication until the principal thereof is paid or duly provided for, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, payable on January 1 and July 1 of each year, commencing on July 1, 1997 to the Person in whose name such Exchange 2000 Note or any predecessor Exchange Note is registered, at the close of business on the December 15 or June 15 next preceding such interest payment date; provided, however, that the interest payable at maturity will be payable to the Person to whom principal shall be payable.

            (b) THE EXCHANGE 2004 NOTES. Each Exchange 2004 Note will bear interest at the rate of 7.67% per annum from its date of authentication until the principal thereof is paid or duly provided for, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, payable on January 1 and July 1 of each year, commencing on July 1, 1997 to the Person in whose name such Exchange 2004 Note or any predecessor Exchange Note is registered, at the close of business on the December 15 or June 15 next preceding such interest payment date; provided, however, that the interest payable at maturity will be payable to the Person to whom principal shall be payable.

            (c) THE EXCHANGE 2007 NOTES. Each Exchange 2007 Note will bear interest at the rate of 7.13% per annum from its date of authentication until the principal thereof is paid or duly provided for, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum, payable on January 1 and July 1 of each year, commencing on July 1, 1997 to the Person in whose name such Exchange 2007 Note or any predecessor Exchange Note is registered, at the close of business on the December 15 or June 15 next preceding such interest payment date; provided, however, that the interest payable at maturity will be payable to the Person to whom principal shall be payable.

            (d) DEFAULTED INTEREST ON THE EXCHANGE NOTES. Any interest installment on the Exchange Notes not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on the Regular Record Date, and may be paid to the Person in whose name the Exchange Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice of which shall be given to the registered holders of the Exchange Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Exchange Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

            (e) CALCULATION OF INTEREST ON THE EXCHANGE NOTES. The amount of interest payable for any period on the Exchange Notes will be computed on the basis of a 360 day year of twelve 30-day months. In the event that any date on which interest is payable on the Exchange Notes is not a Business Day, then payment of interest payable on such date will be made on the next preceding day that is a Business Day.

            SECTION I.06 FIRST MORTGAGE BONDS.

            (a) The Companies hereby deliver to the Trustee, for the benefit of the holders of the Notes, First Mortgage Bonds, which shall serve equally and ratably as security for any and all obligations of the Companies under the Notes, including, but not limited to, the payment of principal and interest on such Notes when and as the same shall become due and payable. The First Mortgage Bonds so delivered consist of (1) $175,000,000 principal amount of Cleveland Electric's First Mortgage Bonds, Series due 2000, and $45,000,000 principal amount of Toledo Edison's First Mortgage Bonds, Series due 2000, (2) $280,000,000 principal amount of Cleveland Electric's First Mortgage Bonds, Series due 2004, and $70,000,000 principal amount of Toledo Edison's First Mortgage Bonds, Series due 2004-A, and (3) $120,000,000 principal amount of Cleveland Electric's First Mortgage Bonds, Series due 2007, and $30,000,000 principal amount of Toledo Edison's First Mortgage Bonds, Series due 2007. The aggregate principal amount of the First Mortgage Bonds being delivered hereunder is subject to reduction in accordance with the terms of the Cleveland Electric First Mortgage and the Toledo Edison First Mortgage.

            (b) The Trustee acknowledges receipt of and accepts the First Mortgage Bonds in the aggregate principal amount of $720,000,000, for the benefit of the holders of the Notes, as security for any and all obligations of the Companies under the Notes, including, but not limited to, the payment of principal and interest on the Notes when and as the same shall become due and payable.

            SECTION I.07 DEFEASANCE. The Notes shall be defeasible pursuant to
Section 14.02 and Section 14.03 of the Indenture.

            SECTION I.08 PAYING AGENT. The Chase Manhattan Bank will be the Paying Agent for the Notes. The Depository Trust Company will be the Depository for the Notes.

            SECTION I.09 AMBAC INDEMNITY INSURED NOTES. Payment of the principal of and interest on the Initial 2007 Notes and the Exchange 2007 Notes (collectively, the "2007 Notes" and each, a "2007 Note") is insured by a financial guaranty insurance policy ("Policy") issued by AMBAC Indemnity. Each 2007 Note shall bear the AMBAC Indemnity insurance legend set forth in Exhibit A hereto. For as long as the Policy is in full force and effect, the Companies and the Trustee agree as follows:

            (a) the Trustee or the Paying Agent, if any, shall notify AMBAC Indemnity at least one (1) day after any Interest Payment Date of the nonpayment of the principal of or interest on the 2007 Notes on such Interest Payment Date. Such notice shall specify the amount of the deficiency, the 2007 Notes to which such deficiency is applicable and whether such 2007 Notes is deficient as to principal or interest, or both. If the Trustee or Paying Agent, if any, has not so notified AMBAC Indemnity at least one (1) day after an Interest Payment Date, AMBAC Indemnity will make payments of principal or interest due on the 2007 Notes on or before the first (1st) day next following the date on which AMBAC Indemnity shall have received notice of nonpayment from the Trustee or Paying Agent, if any.

            (b) the Trustee or Paying Agent, if any, shall, after giving notice to AMBAC Indemnity as provided in (a) above, make available to AMBAC Indemnity and, at AMBAC Indemnity's direction, to the United States Trust Company of New York, as insurance trustee for AMBAC Indemnity or any successor insurance trustee (the "Insurance Trustee"), the registration books of the Companies relating to the 2007 Notes maintained by the Trustee or Paying Agent, if any.

            (c) the Trustee or Paying Agent, if any, shall provide AMBAC Indemnity and the Insurance Trustee with a list of registered owners of 2007 Notes entitled to receive principal or interest payments from AMBAC Indemnity under the terms of the Policy, and shall make arrangements with the Insurance Trustee (i) to mail checks or drafts to the registered owners of 2007 Notes entitled to receive full or partial interest payments from AMBAC Indemnity and
(ii) to pay principal upon 2007 Notes surrendered to the Insurance Trustee by the registered owners of 2007 Notes entitled to receive full or partial principal payments from AMBAC Indemnity.

            (d) the Trustee or Paying Agent, if any, shall, at the time it provides notice to AMBAC Indemnity pursuant to (a) above, notify registered owners of 2007 Notes entitled to receive the payment of principal or interest thereon from AMBAC Indemnity (i) as to the fact of such entitlement, (ii) that AMBAC Indemnity will remit to them all or a part of the interest payments next coming due upon proof of the holder's entitlement to interest payments and delivery to the Insurance Trustee, in form satisfactory to the Insurance Trustee, of an appropriate assignment of the registered owner's right to payment, (iii) that should they be entitled to receive full payment of principal from AMBAC Indemnity, they must surrender their 2007 Notes (along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee to permit ownership of such 2007 Notes to be registered in the name of AMBAC Indemnity) for payment to the Insurance Trustee, and not the Trustee or Paying Agent, if any, and (iv) that should they be entitled to receive partial payment of principal from AMBAC Indemnity, they must surrender their 2007 Notes for payment thereon first to the Trustee or Paying Agent, if any, who shall note on such 2007 Notes the portion of the principal paid by the Trustee or Paying Agent, if any, and then, along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee, to the Insurance Trustee, which will then pay the unpaid portion of principal.

            (e) in the event that the Trustee or Paying Agent, if any, has notice that any payment of principal of or interest on a 2007 Note which has become due for payment and which is made to a holder by or on behalf of the Companies has been deemed a preferential transfer and theretofore recovered from its registered owner pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with the final, nonappealable order of a court having competent jurisdiction, the Trustee or Paying Agent, if any, shall, at the time AMBAC Indemnity is notified pursuant to
(a) above, notify all registered owners that in the event that any registered owner's payment is so recovered, such registered owner will be entitled to payment from AMBAC Indemnity to the extent of such recovery if sufficient funds are not otherwise available, and the Trustee or Paying Agent, if any, shall furnish to AMBAC Indemnity its records evidencing the payments of principal of and interest on the 2007 Notes which have been made by the Trustee or Paying Agent, if any, and subsequently recovered from registered owners and the dates on which such payments were made.

            In addition to those rights granted AMBAC Indemnity hereunder, AMBAC Indemnity shall, to the extent it makes payment of principal of or interest on the 2007 Notes, become subrogated to the rights of the recipients of such payments in accordance with the terms of the Policy, and to evidence such subrogation (i) in the case of subrogation as to claims for past due interest, the Trustee or Paying Agent, if any, shall note AMBAC Indemnity's rights as subrogee on the registration books of the Companies maintained by the Trustee or Paying Agent, if any, upon receipt from AMBAC Indemnity of proof of the payment of interest thereon to the registered owners of the 2007 Notes, and (ii) in the case of subrogation as to claims for past due principal, the Trustee or Paying Agent, if any shall note AMBAC Indemnity's rights as subrogee on the registration books of the Companies maintained by the Trustee or Paying Agent, if any, upon surrender of the 2007 Notes by the registered owners thereof together with proof of the payment of principal thereof.

                                   ARTICLE II.

                         TRANSFER AND EXCHANGE OF NOTES

            SECTION II.01 TRANSFER AND EXCHANGE OF DEFINITIVE NOTES. When Definitive Notes are presented to the Security Registrar with a request to register the transfer of such Definitive Notes or to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; PROVIDED, HOWEVER, that the Definitive Notes surrendered for transfer or exchange:

            (a) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Companies and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

            (b) are being transferred or exchanged pursuant to an effective registration statement under the Securities Act pursuant to Section 2.02, or pursuant to clause (i), (ii) or (iii) below, and are accompanied by the following additional information and documents, as applicable:

                  (i) if such Definitive Notes are being delivered to the
            Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse of the Note); or

                  (ii) if such Definitive Notes are being transferred to the
            Companies, a certification to that effect (in the form set forth on the reverse of the Note); or

                  (iii) if such Definitive Notes are being transferred (x)
            pursuant to an exemption from registration in accordance with Rule 144, (y) in reliance on another exemption from the registration requirements of the Securities Act or (z) to an Institutional Accredited Investor that is acquiring the Note for its own account, or for the account of such an Institutional Accredited Investor, in each case for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act: (A) a certification to that effect (in the form set forth on the reverse of the Note) and (B) in the case of clause
            (y), an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Companies to the effect that such transfer is in compliance with the Securities Act and (C) in the case of clause (z), if the aggregate principal amount of such Definitive Notes being transferred is less than $100,000, an opinion of counsel addressed to the Companies as to the compliance with the restrictions set forth in the legend set forth in Exhibit A hereto.

            SECTION II.02 RESTRICTIONS ON TRANSFER OF A DEFINITIVE NOTE FOR A BENEFICIAL INTEREST IN A GLOBAL NOTE. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

            (a) certification, in the form set forth on the reverse of the Note, that such Definitive Note is being transferred (A) to a QIB in accordance with Rule 144A, or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

            (b) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to the Restricted Global Note or the Regulation S Global Note, as the case may be, to reflect an increase in the aggregate principal amount of the Notes represented by such Global Note, such instructions to contain information regarding the Depository account (or in the case of the Regulation S Global Note only, the Euroclear or Cedel account) to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian (including the rules of Euroclear and Cedel, if applicable), the aggregate principal amount of Notes represented by the Restricted Global Note or the Regulation S Global Note, as the case may be, to be increased by the principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Global Note equal to the principal amount of the Definitive Note so canceled. If no Global Notes are then outstanding, the Companies shall issue and the Trustee shall authenticate, pursuant to a Company Order, a new Restricted Global Note or Regulation S Global Note, as the case may be, in the appropriate principal amount.

            SECTION II.03 TRANSFER AND EXCHANGE OF GLOBAL NOTES AND BENEFICIAL INTERESTS THEREIN.

            (a) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository in accordance with this First Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor, including the rules and procedures of Euroclear and Cedel, if applicable. A transferor of a beneficial interest in a Global Note shall deliver to the Security Registrar a written order given in accordance with the Depository's procedures containing information regarding the Euroclear, Cedel or other participant account of the Depository to be credited with a beneficial interest in the Global Note. The Security Registrar shall, in accordance with such instructions instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Note and to debit the account of the Person making the transfer the beneficial interest in the Global Note being transferred.

            Transfers of beneficial interests in the Global Notes to Persons required to take delivery in the form of an interest in another Global Note shall be permitted as follows:

                        (i) Restricted Global Note to Regulation S Global Note.
                  If, at any time, an owner of a beneficial interest in a Restricted Global Note deposited with the Depository (or the Trustee as custodian for the Depository) wishes to transfer its beneficial interest in such Restricted Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the Depository's procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.03(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Depository's procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged, (2) a written order given in accordance with the Depository's procedures containing information regarding the Agent Member account of the Depository and the Euroclear or Cedel account to be credited with such increase, and (3) a certificate given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restriction applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Security Registrar shall instruct the Depository to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Restricted Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the Restricted Global Note to be exchanged or transferred, to credit or cause to be credited to the account of the Person specified in such instructions, a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the Restricted Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Restricted Note that is being exchanged or transferred.

                  (ii) Regulation S Global Note to Restricted Global Note. If, at any time, after the expiration of the 40-day restricted period (as defined in Regulation S), an owner of a beneficial interest in a Regulation S Global Note deposited with the Depository or with the Trustee as custodian for the Depository wishes to transfer its beneficial interest in such Regulation S Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Note, such owner shall, subject to the Depository's procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest of a Restricted Global Note as provided in this Section 2.03(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Cedel, if applicable, and the Depository, directing the Security Registrar to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the Agent Member account with the Depository to be credited with such increase,
                  (2) a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository and (3) a certificate given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in the Regulation S Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirement of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act, or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Companies and to the Security Registrar and in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then the Security Registrar shall instruct the Depository to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation

                  S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Restricted Global Note by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged or transferred, and the Security Registrar shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Restricted Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being exchanged or transferred.

            (b) Notwithstanding any other provisions of this First Supplemental Indenture (other than the provisions set forth in Section 2.09), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

            (c) The Companies shall advise the Trustee as to the commencement of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement and the Trustee may rely conclusively thereon.

            (d) In the event that a Global Note is exchanged for Notes in definitive registered form pursuant to this First Supplemental Indenture or
Section 3.04 of the Indenture, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section
2.03 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Companies.

            SECTION II.04 TRANSFER OF A BENEFICIAL INTEREST IN A GLOBAL NOTE FOR A DEFINITIVE NOTE.

            (a) Subject to Section 2.03(b), any Person having a beneficial interest in a Transfer Restricted Note that is a Global Note may transfer such beneficial interest to an Institutional Accredited Investor that is acquiring the Note for its own account, or for the account of such an Institutional Accredited Investor, in each case for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; provided, however, that any written order or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person having a beneficial interest in such Global Note shall be accompanied by (i) a certification from the transferee or transferor with respect to the transfer (in the form set forth on the reverse of the Note) and such other certifications as the Trustee may reasonably request and (ii) if the aggregate principal amount of the applicable Global Note being transferred is less than $100,000, an opinion of counsel addressed to the Companies as to the compliance with the restrictions set forth in the legend described in
Section 2.05(a). Upon receipt by the Trustee of such information and documents, the Trustee or the Securities Custodian, at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, including the rules and procedures of Euroclear or Cedel, if applicable, the aggregate principal amount of the applicable Global Note to be reduced on its books and records and, following such reduction, the Companies will execute and the Trustee will authenticate and deliver to the transferee a Definitive Note.

            (b) Definitive Notes issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.04 shall be registered in such names and in such authorized denominations as Euroclear or Cedel, if applicable, and the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered in accordance with the instructions of the Depository.

            SECTION II.05 LEGENDS.

            (a) Except as permitted by the following paragraphs (b), (c) and
(d), each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange or in substitution therefor) shall bear the restricted notes legend set forth in Exhibit A hereto ("Restricted Notes Legend").

            (b) Upon any sale or transfer of a Transfer Restricted Note (including any Transfer Restricted Note represented by a Global Note) pursuant to Rule 144 under the Securities Act:

                  (i) in the case of any Transfer Restricted Note that is a
            Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a certificated Note that does not bear the Restricted Notes Legend and rescind any restriction on the transfer of such Transfer Restricted Note; and

                  (ii) in the case of any Transfer Restricted Note that is
            represented by a Global Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a certificated Note that does not bear the Restricted Notes Legend and rescind any restriction on the transfer of such Transfer Restricted Note, if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Note).

            (c) After a transfer of any Initial Notes under and in the manner described in a Shelf Registration Statement with respect to such Initial Notes, all requirements pertaining to legends on such Initial Note will cease to apply, the requirements requiring any such Initial Note issued to certain Holders to be issued in global form will cease to apply, and a certificated Initial Note without legends will be available to the transferee of the Holder of such Initial Notes upon exchange of such transferring Holder's certificated Initial Note or directions to transfer such Holder's interest in the Global Note, as applicable.

            (d) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form will cease to apply and certificated Initial Notes with the Restricted Notes Legend set forth in Exhibit A hereto will be available to Holders of such Initial Notes that do not exchange their Initial Notes, and Exchange Notes in certificated or global form will be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

            SECTION II.06 CANCELLATION OR ADJUSTMENT OF GLOBAL NOTE. At such time as all beneficial interests in a Global Note have either been exchanged for certificated Notes, redeemed, repurchased or canceled, such Global Note shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for certificated Notes, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Securities Custodian, to reflect such reduction.

            SECTION II.07 OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF NOTES.

            (a) To permit registrations of transfers and exchanges, the Companies shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Security Registrar's request.

            (b) No service charge shall be made for any registration of transfer or exchange, but the Companies may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith.

            (c) Prior to the due presentation for registration of transfer of any Note, the Companies, the Trustee, the Paying Agent or the Security Registrar may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such
Note is overdue, and none of the Companies, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

            (d) All Notes issued upon any transfer or exchange pursuant to the terms of this First Supplemental Indenture and the Indenture shall evidence the same debt and shall be entitled to the same benefits under this First Supplemental Indenture and the Indenture as the Notes surrendered upon such transfer or exchange.

            SECTION II.08 NO OBLIGATION OF THE TRUSTEE.

            (a) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

            (b) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this First Supplemental Indenture or the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this First Supplemental Indenture or the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

            SECTION II.09 ISSUANCE OF DEFINITIVE NOTES.

            (a) A Global Note deposited with the Depository or with the Securities Custodian pursuant to Section 1.02 shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.03 and (i) the Depository notifies the Companies that it is unwilling or unable to continue as Depository for such Global Note or if at any time such Depository ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Companies within 90 days of such notice, (ii) an Event of Default has occurred and is continuing or (iii) the Companies, in their sole discretion, notify the Trustee in writing that they elect to cause the issuance of Definitive Notes under this First Supplemental Indenture.

            (b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.09 shall be surrendered by the Depository to the Trustee located in New York, New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.09 shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depository shall direct. Any Definitive Note delivered in exchange for an interest in the Global Note shall, except as otherwise provided by Section 2.05, bear the restricted notes legend set forth in Exhibit A hereto.

            (c) Subject to the provisions of this Section 2.09, the registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this First Supplemental Indenture or the Indenture or the Notes.

            (d) In the event of the occurrence of any of the events specified in
Section 2.09(a), the Companies will promptly make available to the Trustee a reasonable supply of Definitive Notes in definitive, fully registered form without interest coupons.

                                  ARTICLE III.

                                   DEFINITIONS

            SECTION III.01 DEFINITIONS. For the purposes of this First Supplemental Indenture the following terms shall have the meanings indicated below:

            "AMBAC Indemnity" means AMBAC Indemnity Corporation, a Wisconsin-domiciled stock insurance company.

            "Definitive Note" means a certificated Initial Note bearing the restricted notes legend described in Section 2.05(a) and which may be held by an Institutional Accredited Investor in accordance with Section 1.02(c).

            "Depository" means The Depository Trust Company, New York, New York, its nominees and their respective successors.

            "Exchange Notes" has the meaning set forth in the second paragraph under "RECITALS OF THE COMPANIES."

            "Exchange Offer Registration Statement" has the meaning set forth in
Section 1 of the Registration Agreement.

            "Institutional Accredited Investor" means an institutional "accredited investor" as described in Rule 501(a) (1), (2), (3) or (7) under the Securities Act.

            "Paying Agent" means The Chase Manhattan Bank.

            "Placement Agreement" means the Placement Agreement dated June 11, 1997 between the Companies and the Purchasers.

            "Purchasers" means Morgan Stanley & Co. Incorporated, Citicorp Securities, Inc., Credit Suisse First Boston and McDonald & Company Securities, Inc.

            "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

            "Registered Exchange Offer" means the offer by the Companies, pursuant to the Registration Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for the Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

            "Registration Agreement" means the Registration Agreement dated June 11, 1997 between the Companies and the Purchasers.

            "Registration Statement" means each of the Exchange Offer Registration Statement and the Shelf Registration Statement.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Securities Custodian" means the custodian with respect to a Global Note (as appointed by the Depository), or any successor Person thereto and shall initially be the Trustee.

            "Shelf Registration Statement" means any registration statement filed by the Companies in connection with the offer and sale of Initial Notes pursuant to the Registration Agreement.

            "Transfer Restricted Notes" means each Definitive Note and each Note that bears or is required to bear the legend described in Section 2.05 until (i) the date on which that Note has been exchanged by a person other than a broker-dealer for a freely transferrable Exchange Note in the Registered Exchange Offer; (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Transfer Restricted Note for an Exchange Note, the date on which that Exchange Note is sold to a purchaser who receives from that broker-dealer on or prior to the date of that sale a copy of the prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which that Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or (iv) the date on which that Note is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

                                   ARTICLE IV.

                                SUNDRY PROVISIONS

            SECTION IV.01 TERMS. Except as otherwise expressly provided in this First Supplemental Indenture or in the forms of Notes or otherwise clearly required by the context hereof or thereof, all terms used herein or in said forms of Notes that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

            SECTION IV.02 INDENTURE. This First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

            SECTION IV.03 TRUSTEE. The Trustee hereby accepts the trusts herein declared, provided, created, supplemented, or amended and agrees to perform the same upon the terms and conditions herein and in the Indenture, as heretofore supplemented and amended, set forth and upon the following terms and conditions: the Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Companies solely. In general, each and every term and condition contained in
Article VII of the Indenture shall apply to and form part of this First Supplemental Indenture with the same force and effect as if the same were herein set forth in full. If there is a conflict in the terms of the Indenture and this First Supplemental Indenture that affects the Trustee's rights and obligations, then the terms of the Indenture shall govern.

            SECTION IV.04 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

            IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                                     THE CLEVELAND ELECTRIC
                                       ILLUMINATING COMPANY
                                              and
                                     THE TOLEDO EDISON COMPANY


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:_____________________of each Company

                                     THE CHASE MANHATTAN BANK, as Trustee


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

                                                                       EXHIBIT A


                         [FORM OF FACE OF INITIAL NOTE]
                      [___% Series A Secured Note due ____]

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                            THE TOLEDO EDISON COMPANY

No. ..............                                              $ .............
CUSIP No. ____________

        The Cleveland Electric Illuminating Company and The Toledo Edison Company hereby promise, jointly and severally, to pay to ________, or registered assigns, the principal sum of .......................................... Dollars
on .......................

Interest Payment Dates: January 1 and July 1, commencing July 1, 1997. Record Dates: December 15 and June 15, provided, however, the record date for the interest payment due on July 1, 1997 shall be June 25, 1997.

        Reference is hereby made to the further provisions of this Note attached hereto which further provisions shall for all purposes have the same effect as if set forth in this place.

        IN WITNESS WHEREOF, each Company has caused this instrument to be executed by its duly authorized officer.

                                       Dated: ___________________
                                       THE CLEVELAND ELECTRIC ILLUMINATING
                                          COMPANY

                                       By:_____________________________________
                                       Name:
                                       Title:

                                       THE TOLEDO EDISON COMPANY

                                       By:_____________________________________
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in he within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

                                                                       EXHIBIT A

By:___________________________
Name:
Title:
Date of Authentication:__________________

                                                                       EXHIBIT A


                     [FORM OF REVERSE SIDE OF INITIAL NOTE]
                      [___% Series A Secured Note due ____]

                              [Global Notes Legend]

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANIES OR THEIR AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                            [Restricted Notes Legend]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT, IF IT IS A PURCHASER OTHER THAN A FOREIGN PURCHASER OUTSIDE THE UNITED STATES, IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE CLEVELAND ELECTRIC ILLUMINATING COMPANY AND THE TOLEDO EDISON COMPANY ("COMPANIES"), (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES

                                                                       EXHIBIT A


TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANIES THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE SIDE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANIES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                        [AMBAC Indemnity Insurance Legend
                   To be Inserted in Initial 2007 Notes Only]

FINANCIAL GUARANTY INSURANCE POLICY NO. FG0264BE (THE "POLICY") WITH RESPECT TO PAYMENTS DUE FOR PRINCIPAL OF AND INTEREST ON THIS NOTE HAS BEEN ISSUED BY AMBAC INDEMNITY CORPORATION ("AMBAC INDEMNITY"). THE POLICY HAS BEEN DELIVERED TO THE UNITED STATES TRUST COMPANY OF NEW YORK, NEW YORK, NEW YORK, AS THE INSURANCE TRUSTEE UNDER SAID POLICY AND WILL BE HELD BY SUCH INSURANCE TRUSTEE OR ANY SUCCESSOR INSURANCE TRUSTEE. THE POLICY IS ON FILE AND AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE INSURANCE TRUSTEE AND A COPY THEREOF MAY BE SECURED FROM AMBAC INDEMNITY OR THE INSURANCE TRUSTEE. ALL PAYMENTS REQUIRED TO BE MADE UNDER THE POLICY SHALL BE MADE IN ACCORDANCE WITH THE PROVISIONS THEREOF. THE OWNER OF THIS NOTE ACKNOWLEDGES AND CONSENTS TO THE SUBROGATION RIGHTS OF AMBAC INDEMNITY AS MORE FULLY SET FORTH IN THE POLICY.

                                                                       EXHIBIT A

        Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. The Cleveland Electric Illuminating Company, a corporation duly organized and existing under the laws of the State of Ohio ("CLEVELAND ELECTRIC", which term includes any successor Person under the Indenture hereinafter referred to), and The Toledo Edison Company, a corporation duly organized and existing under the laws of the State of Ohio ("TOLEDO EDISON", which term includes any successor Person under the Indenture hereinafter referred to, and, together with Cleveland Electric, the "COMPANIES"), hereby promise, jointly and severally, to pay interest on the principal amount of this Note and Additional Interest, if any. The Companies will pay interest from the later of June 18, 1997 or the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 1 and July
1 in each year, commencing July 1, 1997, at the rate of ....% per annum, until the principal hereof is paid or made available for payment and will pay Additional Interest, if any. The interest and any Additional Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 15 or June 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, the Regular Record Date for the interest payment due on July 1, 1997 shall be June 25, 1997. Any such interest or Additional Interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Interest on this Note shall cease to accrue upon the exchange of this Note for an Exchange Note in like principal amount and having substantially identical terms to this Note pursuant to a Registered Exchange Offer. If the record date for the interest payment date next following the exchange of this Note occurs after the exchange of this Note, the accrued and unpaid interest on this Note will be payable to the Person in whose name the Exchange Note is registered on that record date.

     The amount of interest or Additional Interest payable for any period will be computed on the basis of a 360 day year of twelve 30-day months. In the event that any date on which interest or Additional Interest is payable on this Note is not a Business Day, then payment of interest or Additional Interest payable on such date will be made on the next preceding day that is a Business Day.

     2. METHOD OF PAYMENT. Payment of the principal of, interest and Additional Interest, if any, on this Note will be made at the office or agency of the Companies maintained for that purpose in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or, at the option of the

                                                                       EXHIBIT A


Companies payment of interest or Additional Interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, and interest and Additional Interest, if any, on all Global Notes and all other Notes the Holders of which shall have provided written wire transfer instructions to the Companies or the Paying Agent.

     3. PAYING AGENT AND SECURITY REGISTRAR. Initially, the Trustee shall act as the Paying Agent and Security Registrar. The Companies may change any Paying Agent or Security Registrar without notice to any Holder. The Companies or any of their Affiliates may act in any such capacity.

     4. INDENTURE. This Note is one of a duly authorized issue of Securities of the Companies (herein called the "NOTES"), issued and to be issued in one or more series under an Indenture, dated as of June 13, 1997 (herein called the "INDENTURE", which term shall have the meaning assigned to it in such instrument), between the Companies and The Chase Manhattan Bank, as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Companies, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $............

     5. SECURITY. This Note will be secured equally and ratably by First Mortgage Bonds delivered by one or both of the Companies to the Trustee for the benefit of the Holders of the Notes. Such First Mortgage Bonds shall be issued under one or both of the Mortgage and Deed of Trust between Cleveland Electric and Guaranty Trust Company of New York (now The Chase Manhattan Bank as successor trustee), as trustee (the "CLEVELAND Trustee"), dated as of July 1, 1940, as supplemented and amended from time to time (the "CLEVELAND ELECTRIC FIRST MORTGAGE"), and the Indenture of Mortgage and Deed of Trust between Toledo Edison and The Chase National Bank of the City of New York (now The Chase Manhattan Bank as successor trustee), as trustee (the "TOLEDO TRUSTEE"; with the Cleveland Trustee, collectively, the "MORTGAGE TRUSTEES" and, individually, a "MORTGAGE TRUSTEE"), dated as of April 1, 1947, as supplemented and amended from time to time (the "TOLEDO EDISON FIRST MORTGAGE"; with the Cleveland Electric First Mortgage, collectively, the "FIRST MORTGAGES" and, individually, a "FIRST MORTGAGE") (the "FIRST MORTGAGE BONDS"). Reference is made to the First Mortgages for a description of property mortgaged and pledged thereunder, the nature and extent of the security, the rights of the holders of first mortgage bonds under each First Mortgage and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustees and the terms and conditions upon which the First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued under each First Mortgage.

     6. REGISTRATION. Pursuant to the Registration Agreement by and between the Companies and the Purchasers, the Companies will be obligated to consummate an exchange offer pursuant to which the Holders of the Notes shall have the right to exchange the Notes for [___]% Series B Secured Notes due [_____], of the Companies, which are to be registered under the Securities Act, in like principal amount and having identical terms as the Notes except with respect to transfer restrictions. If the Exchange Offer

                                                                       EXHIBIT A



is not accomplished, the Companies will be obligated to file a shelf registration statement to cover resales of the Notes under certain circumstances. The Holders of the Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated, the shelf registration statement is not filed and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Agreement.

     7. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

     8. DEFAULT AND REMEDIES. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the acceleration of the payment of principal of the First Mortgage Bonds as provided in the Indenture.

        As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than a majority in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     9. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Companies and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Companies and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Companies with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     10. DENOMINATIONS, TRANSFER AND EXCHANGE. The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are

                                                                       EXHIBIT A


exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Companies may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     11. PERSONS DEEMED OWNERS. Prior to due presentment of this Note for registration of transfer, the Companies, the Trustee and any agent of the Companies or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Companies, the Trustee nor any such agent shall be affected by notice to the contrary.

     12. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Companies at its request unless an abandoned property law designates another person. After any such payment, Holders entitled to any portion of such money must look only to the Companies, and not to the Trustee or Paying Agent, for payment as general creditors, or, as applicable law designates, another person.

     13. TRUSTEE DEALINGS WITH THE COMPANIES. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of the Notes, and may otherwise deal with and collect obligations owed to it by the Companies or its Affiliates and may otherwise deal with the Companies or its Affiliates with the same rights it would have if it were not Trustee.

     14. DISCHARGE PRIOR TO MATURITY. The Companies' obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities or upon the irrevocable deposit with the Trustee of money or U.S. Government Obligations sufficient to pay when due the principal of and interest on the Notes to maturity.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

     15. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Companies have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     16. NO RECOURSE AGAINST OTHERS. No director, officer, employee, or stockholder of the

                                                                       EXHIBIT A


Companies shall have any liability for any obligation of the Companies under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder hereof waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

     17. AUTHENTICATION. Unless the certificate of authentication hereon has been executed by the Trustee, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         The Companies shall furnish to any Holder upon written request and without charge a copy of the Indenture or the Registration Agreement. Requests may be made to:

         Janis T. Percio, Secretary
         Centerior Energy Corporation
         P.O. Box 94661
         Cleveland, Ohio 44101-4661

                                                                       EXHIBIT A

--------------------------------------------------------------------------------

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

         I or we assign and transfer this Note to

--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
(Insert assignee's Soc. Sec. or Tax I.D. No.)

And irrevocably appoint_________________________________________________________
agent to transfer this Note on the books of the Companies. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date: __________                                                 Your Signature:

Sign exactly as your name appears on the other side of this Note.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933 after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Companies or any Affiliate of the Companies, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)       [ ]       to the Companies; or

(2)       [ ]       pursuant to an effective registration statement under the
                    Securities Act of 1933; or

(3)       [ ]       inside the United States to a "qualified institutional
                    buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

                                                                       EXHIBIT A


(4)       [ ]       outside the United States in an offshore transaction
                    within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

(5)       [ ]       inside  the  United  States  to an  institutional
                    "accredited investor" (as defined in Rule 501(a)(1), (2),
                    (3) or (7) of Regulation D under the Securities Act of 1933) that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Notes at the time of transfer of less than $100,000, an opinion of counsel acceptable to the Companies that such transfer is in compliance with the restrictions set forth in the legend on the Notes; or

(6)       [ ]       pursuant  to  another  available  exemption  from
                    registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (4), (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.



                                   ---------------------------------------------

     Signature

--------------------------
Signature Guarantee:

                                   ---------------------------------------------
                                   (Signature must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                       EXHIBIT A


              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Companies as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ____________________                                           __________
                       NOTICE: To be executed by an executive officer

                        [TO BE ATTACHED TO GLOBAL NOTES]

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

       The following increases or decreases in this Global Note have been made:


                                                                    Principal amount of
                 Amount of decrease in     Amount of increase in    this Global Note       Signature of authorized
Date of          Principal Amount of       Principal Amount of      following such         officer of Trustee or
Exchange         this Global Note          this Global Note         decrease or increase   Securities Custodian
--------         ----------------          ----------------         --------------------   --------------------

                                                                       EXHIBIT B

                         [FORM OF FACE OF EXCHANGE NOTE]
                      [___% Series B Secured Note due ____]

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                            THE TOLEDO EDISON COMPANY

No. ..............                                              $ .............
CUSIP No. ____________

        The Cleveland Electric Illuminating Company and The Toledo Edison Company hereby promise, jointly and severally, to pay to _______, or registered assigns, the principal sum of ...........................................
Dollars on ...................

Interest Payment Dates: January 1 and July 1, commencing July 1, 1997. Record Dates: December 15 and June 15.

        Reference is hereby made to the further provisions of this Note attached hereto which further provisions shall for all purposes have the same effect as if set forth in this place.

        IN WITNESS WHEREOF, each Company has caused this instrument to be executed by its duly authorized officer.

                                       Dated: ___________________
                                       THE CLEVELAND ELECTRIC ILLUMINATING
                                          COMPANY

                                       By:_____________________________________
                                       Name:
                                       Title:

                                       THE TOLEDO EDISON COMPANY

                                       By:_____________________________________
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                                                                       EXHIBIT B

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:___________________________
Name:
Title:
Date of Authentication:__________________

                                                                       EXHIBIT B


                     [FORM OF REVERSE SIDE OF EXCHANGE NOTE]
                      [___% Series B Secured Note due ____]

                                      [1/]

                        [AMBAC Indemnity Insurance Legend
                   To be Inserted in Exchange 2007 Notes Only]

FINANCIAL GUARANTY INSURANCE POLICY NO. FG0264BE (THE "POLICY") WITH RESPECT TO PAYMENTS DUE FOR PRINCIPAL OF AND INTEREST ON THIS NOTE HAS BEEN ISSUED BY AMBAC INDEMNITY CORPORATION ("AMBAC INDEMNITY"). THE POLICY HAS BEEN DELIVERED TO THE UNITED STATES TRUST COMPANY OF NEW YORK, NEW YORK, NEW YORK, AS THE INSURANCE TRUSTEE UNDER SAID POLICY AND WILL BE HELD BY SUCH INSURANCE TRUSTEE OR ANY SUCCESSOR INSURANCE TRUSTEE. THE POLICY IS ON FILE AND AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE INSURANCE TRUSTEE AND A COPY THEREOF MAY BE SECURED FROM AMBAC INDEMNITY OR THE INSURANCE TRUSTEE. ALL PAYMENTS REQUIRED TO BE MADE UNDER THE POLICY SHALL BE MADE IN ACCORDANCE WITH THE PROVISIONS THEREOF. THE OWNER OF THIS NOTE ACKNOWLEDGES AND CONSENTS TO THE SUBROGATION RIGHTS OF AMBAC INDEMNITY AS MORE FULLY SET FORTH IN THE POLICY.

        Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. The Cleveland Electric Illuminating Company, a corporation duly organized and existing under the laws of the State of Ohio ("CLEVELAND ELECTRIC", which term includes any successor Person under the Indenture hereinafter referred to), and The Toledo Edison Company, a corporation duly organized and existing under the laws of the State of Ohio ("TOLEDO EDISON", which term includes any successor Person under the Indenture hereinafter referred to, and, together with Cleveland Electric, the "COMPANIES"), hereby promise, jointly and severally, to pay interest on the principal amount of this Note from the date of authentication of this Note. Interest shall be payable semi-annually on January 1 and July 1 in each year, commencing July 1, 1997, at the rate of ....% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 15 or June 15 (whether or not a Business Day), as the case

-----------------------

1. If the Note is to be issued in global form add the global notes legend from Exhibit A and the attachment from such Exhibit A captioned "TO BE ATTACHED TO GLOBAL NOTES - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE."

may be, next preceding such Interest Payment Date. If this Note is authenticated and delivered in exchange for an Initial Note between a record date for the payment of interest on that Initial Note and the related interest payment date, the interest that accrues on this Note from the date of authentication hereof to that interest payment date shall be payable to the Person in whose name this Note was issued on its issuance date. Any interest on this Note not punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     The amount of interest payable for any period will be computed on the basis of a 360 day year of twelve 30-day months. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next preceding day that is a Business Day.

     2. METHOD OF PAYMENT. Payment of the principal of and interest on this Note will be made at the office or agency of the Companies maintained for that purpose in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or, at the option of the Companies payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of and interest on all Global Notes and all other Notes the Holders of which shall have provided written wire transfer instructions to the Companies or the Paying Agent.

     3. PAYING AGENT AND SECURITY REGISTRAR. Initially, the Trustee shall act as the Paying Agent and Security Registrar. The Companies may change any Paying Agent or Security Registrar without notice to any Holder. The Companies or any of their Affiliates may act in any such capacity.

     4. INDENTURE. This Note is one of a duly authorized issue of Securities of the Companies (herein called the "NOTES"), issued and to be issued in one or more series under an Indenture, dated as of June 13, 1997 (herein called the "INDENTURE", which term shall have the meaning assigned to it in such instrument), between the Companies and The Chase Manhattan Bank, as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Companies, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $............

                                                                       EXHIBIT B

     5. SECURITY. This Note will be secured by First Mortgage Bonds delivered by one or both of the Companies to the Trustee for the benefit of the Holders of the Notes. Such First Mortgage Bonds shall be issued under one or both of the Mortgage and Deed of Trust between Cleveland Electric and Guaranty Trust Company of New York (now The Chase Manhattan Bank as successor trustee), as trustee (the "CLEVELAND TRUSTEE"), dated as of July 1, 1940, as supplemented and amended from time to time (the "CLEVELAND ELECTRIC FIRST MORTGAGE"), and the Indenture of Mortgage and Deed of Trust between Toledo Edison and The Chase National Bank of the City of New York (now The Chase Manhattan Bank as successor trustee), as trustee (the "TOLEDO TRUSTEE"; with the Cleveland Trustee, collectively, the "MORTGAGE TRUSTEES" and, individually, a "MORTGAGE TRUSTEE"), dated as of April 1, 1947, as supplemented and amended from time to time (the "TOLEDO EDISON FIRST MORTGAGE"; with the Cleveland Electric First Mortgage, collectively, the "FIRST MORTGAGES" and, individually, a "FIRST MORTGAGE") (the "FIRST MORTGAGE BONDS"). Reference is made to the First Mortgages for a description of property mortgaged and pledged thereunder, the nature and extent of the security, the rights of the holders of first mortgage bonds under each First Mortgage and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustees and the terms and conditions upon which the First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued under each First Mortgage.

     6. EXCHANGE OFFER. This Note is issued pursuant to a Registered Exchange Offer under which the Initial Note of the Companies, in like principal amount and having substantially identical terms to this Note, was exchanged for this Note.

     7. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

     8. DEFAULT AND REMEDIES. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the acceleration of the payment of principal of the First Mortgage Bonds as provided in the Indenture.

        As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than a majority in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or

                                                                       EXHIBIT B

interest hereon on or after the respective due dates expressed herein.

     9. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Companies and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Companies and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Companies with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     10. DENOMINATIONS, TRANSFER AND EXCHANGE. The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Companies may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     11. PERSONS DEEMED OWNERS. Prior to due presentment of this Note for registration of transfer, the Companies, the Trustee and any agent of the Companies or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Companies, the Trustee nor any such agent shall be affected by notice to the contrary.

     12. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Companies at its request unless an abandoned property law designates another person. After any such payment, Holders entitled to any portion of such money must look only to the Companies, and not to the Trustee or Paying Agent, for payment as general creditors, or, as applicable law designates, another person.

     13. TRUSTEE DEALINGS WITH THE COMPANIES. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of the Notes, and may otherwise deal with and collect obligations owed to it by the Companies or its Affiliates and may otherwise deal with the Companies or its Affiliates with the same

                                                                       EXHIBIT B

rights it would have if it were not Trustee.

     14. DISCHARGE PRIOR TO MATURITY. The Companies' obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities or upon the irrevocable deposit with the Trustee of money or U.S. Government Obligations sufficient to pay when due the principal of and interest on the Notes to maturity.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

     15. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Companies have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     16. NO RECOURSE AGAINST OTHERS. No director, officer, employee, or stockholder of the Companies shall have any liability for any obligation of the Companies under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder hereof waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

     17. AUTHENTICATION. Unless the certificate of authentication hereon has been executed by the Trustee, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        The Companies shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

        Janis T. Percio, Secretary
        Centerior Energy Corporation
        P.O. Box 94661
        Cleveland, Ohio  44101-4661

                                                                       EXHIBIT B



--------------------------------------------------------------------------------
                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

        I or we assign and transfer this Note to


--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------
(Insert assignee's Soc. Sec. or Tax I.D. No.)

And irrevocably appoint_________________________________________________________
agent to transfer this Note on the books of the Companies. The agent may substitute another to act for him.

Date:_________                                                   Your Signature:


--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Note.

------------------------------
Signature Guarantee:


                                   ---------------------------------------------
                                   (Signature must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP,

                                                                       EXHIBIT B

                                   all in accordance with the Securities
                                   Exchange Act of 1934, as amended.)


                                      B-9